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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Amendment No. 2 to Registration Statement No. 333-79209 of U.S. Aggregates, Inc., on Form S-1 of our report dated March 31, 1998, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP
Salt Lake City, Utah
July 23, 1999